  TRITON INTERNATIONAL ANNOUNCES PRICING OF $1.1 BILLION OF SENIOR SECURED NOTES HAMILTON, Bermuda– (May 26, 2021) – Triton International Limited (NYSE: TRTN) (“Triton” or the “Company”) today announced that its subsidiary Triton Container International Limited (“TCIL”) has priced an offering of $500 million aggregate principal amount of 1.150% Senior Secured Notes due 2024 (the “2024 Notes”) at an offering price of 99.894% of the principal amount thereof and $600 million aggregate principal amount of 3.150% Senior Secured Notes due 2031 (the “2031 Notes”) at an offering price of 99.906% of the principal amount thereof. The 2024 Notes and 2031 Notes (“Notes”) will be guaranteed on a senior unsecured basis by the Company. The offering is expected to close on June 7, 2021, subject to the satisfaction of customary closing conditions. The net proceeds from the offering are expected to be used to repay outstanding borrowings under TCIL’s revolving credit facility and for general corporate purposes, including the expansion of TCIL’s container fleet and repayment of other existing secured debt. The Notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act. This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Important Cautionary Information Regarding Forward-Looking Statements Certain statements in this release, other than purely historical information, including statements about the offering and the intended use of proceeds of the offering, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Triton’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. These factors include, without limitation, those risk factors included in the offering memorandum for the Notes and the impact of COVID-19 on the Company’s business and financial results; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in releasing containers after their initial fixed- term leases; customers’ decisions to buy rather than lease containers; dependence on a limited number of customers and suppliers; customer defaults; decreases in the selling prices of used containers; extensive competition in the container leasing industry; difficulties stemming from the international nature of the Company’s businesses; decreases in demand for international trade; disruption to the Company’s operations resulting from political and economic policies of the United States and other countries, particularly China, including but not limited to, the impact of trade wars, duties and tariffs; disruption to the Company’s operations from failure of, or attacks on, the Company’s information technology systems; disruption to the Company’s operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and corruption; ability to obtain sufficient capital to support growth; restrictions imposed by the terms of the Company’s debt agreements; changes in the tax laws in Bermuda, the United States and other countries; and other risks and uncertainties, including those risk factors set forth in the section entitled “Risk Factors” in our Form 10- K filed with the SEC on February 16, 2021. Any forward-looking statements made herein are qualified in their entirety by these cautionary statements. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Triton International Limited Triton International Limited is the world’s largest lessor of intermodal freight containers. Triton operates a container fleet of over six million twenty-foot equivalent units, and its global operations include acquisition, leasing, releasing and subsequent sale of multiple types of intermodal containers and chassis. Contacts Andrew Greenberg Senior Vice President Business Development & Investor Relations (914) 697-2900 Source: Triton International Limited